     As filed with the Securities and Exchange Commission on April 25, 1997
                                                    Registration No. 333- ______
 ------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                          VERITAS SOFTWARE CORPORATION
               (Exact name of issuer as specified in its charter)

           DELAWARE                                     94-2823068
      (State of Incorporation)              (I.R.S. Employer Identification No.)

              1600 PLYMOUTH STREET, MOUNTAIN VIEW, CALIFORNIA 94043 (Address of Principal Executive Office Including Zip Code)


                  OPTIONS GRANTED UNDER 1985 STOCK OPTION PLAN
           OF VERITAS SOFTWARE CORPORATION, A CALIFORNIA CORPORATION,
                              ASSUMED BY REGISTRANT

             OPTIONS GRANTED UNDER 1991 EXECUTIVE STOCK OPTION PLAN
           OF VERITAS SOFTWARE CORPORATION, A CALIFORNIA CORPORATION,
                              ASSUMED BY REGISTRANT

                           1993 EQUITY INCENTIVE PLAN
           OF VERITAS SOFTWARE CORPORATION, A CALIFORNIA CORPORATION,
              AND OPTIONS GRANTED THEREUNDER, ASSUMED BY REGISTRANT

                        1993 DIRECTORS STOCK OPTION PLAN
            OF VERITAS SOFTWARE CORPORATION, A CALIFORNIA CORPORATION
              AND OPTIONS GRANTED THEREUNDER, ASSUMED BY REGISTRANT

                        1993 EMPLOYEE STOCK PURCHASE PLAN
           OF VERITAS SOFTWARE CORPORATION, A CALIFORNIA CORPORATION,
              AND OPTIONS GRANTED THEREUNDER, ASSUMED BY REGISTRANT

                      OPTIONS GRANTED UNDER 1992 STOCK PLAN
             OF OPENVISION TECHNOLOGIES, INC. ASSUMED BY REGISTRANT

                 OPTIONS GRANTED UNDER 1996 DIRECTOR OPTION PLAN
             OF OPENVISION TECHNOLOGIES, INC. ASSUMED BY REGISTRANT

             OPTIONS GRANTED UNDER 1996 EMPLOYEE STOCK PURCHASE PLAN
         OF OPENVISION TECHNOLOGIES, INC. (DURING THE CURRENT OFFERING
                         PERIOD) ASSUMED BY REGISTRANT

                            (Full Title of the Plans)

                      MARK LESLIE, CHIEF EXECUTIVE OFFICER
                          VERITAS SOFTWARE CORPORATION
                              1600 PLYMOUTH STREET
                         MOUNTAIN VIEW, CALIFORNIA 94043
                                 (415) 335-8000
            (Name, Address and Telephone Number of Agent for Service)

                                   COPIES TO:
                            Jacqueline A. Daunt, Esq.
                              Lynda M. Twomey, Esq.
                               Fenwick & West LLP
                              Two Palo Alto Square
                           Palo Alto, California 94306
                                 (415) 494-0600

                         CALCULATION OF REGISTRATION FEE

-----------------------------------------------------------------------------------------------

 Title of Securities        Amount       Proposed Maximum   Proposed Maximum      Amount of
   to be Registered          to be        Offering Price        Aggregate       Registration
                          Registered         Per Share       Offering Price          Fee

----------------------- ---------------- ------------------ ------------------ ----------------
Common Stock              1,802,842(1)         $18.07(3)     $ 32,577,355         $ 9,871

Common Stock                966,064(2)         $ 6.22(4)     $  6,008,918         $ 1,821

Common Stock                104,080(5)         $26.41(7)     $  2,748,753         $   833

Common Stock              3,034,115(6)         $30.19(8)     $ 91,599,932         $27,755

Total:                    5,907,101                -         $132,934,958         $40,280

  FOOTNOTES
  ---------

  (1) Shares subject to outstanding options under the VERITAS Software Corporation 1985 Stock Option Plan, the VERITAS Software Corporation 1991 Executive Stock Option Plan, the VERITAS Software Corporation 1993 Equity Incentive Plan and the VERITAS Software Corporation 1993 Directors Stock Option Plan.

  (2) Shares subject to outstanding options under the OpenVision Technologies, Inc. 1992 Stock Plan and the OpenVision Technologies, Inc. 1996 Director Option Plan.

  (3) Weighted average per share exercise price of outstanding options under the plans referenced in footnote (1) above determined pursuant to Rule 457(h)(1) for the purpose of calculating the registration fee.

  (4) Weighted average per share exercise price of outstanding options under the plans referenced in footnote (2) above determined pursuant to Rule 457(h)(1) for the purpose of calculating the registration fee.

  (5) Shares reserved for issuance pursuant to outstanding options under the OpenVision Technologies, Inc. 1996 Employee Stock Purchase Plan.

  (6) Shares reserved for issuance and not yet subject to options under the VERITAS Software Corporation 1993 Equity Incentive Plan, VERITAS Software Corporation 1993 Directors Stock Option Plan, and the VERITAS Software Corporation 1993 Employee Stock Purchase Plan.

  (7) Fair market value per share (calculated as provided for the open offering period pursuant to the plan referenced in footnote (5) above, as adjusted by the Exchange Ratio, as such term is defined in Registrant's Form S-4 referenced below) determined pursuant to Rule 457(h)(1) for the purpose of calculating the registration fee.

  (8) Estimated as of April 22, 1997 pursuant to Rule 457(c) and Rule 457(h)(1) solely for the purpose of calculating the registration fee.





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                                       2

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

        The following documents filed with the Securities and Exchange Commission (the "Commission") are incorporated herein by reference:

        (a) The Joint Proxy Statement/Prospectus filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Securities Act"), filed on March 28, 1997 with the Commission that contains (i) audited financial statements for the Registrant's latest fiscal year for which such statements have been filed and (ii) unaudited, pro forma, combined, condensed, consolidated financial statements which present VERITAS Software Corporation and OpenVision Technologies, Inc. on a combined basis assuming a business combination accounted for as a pooling of interests.

        (b) The description of the Registrant's Common Stock incorporated by reference in the Registrant's Form 8-B registration statement filed with the Commission under Section 12 of the Exchange Act on April 25, 1997, including any amendment or report filed for the purpose of updating such description.


      All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities registered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed incorporated by reference herein and to be a part hereof from the date of the filing of such documents.


ITEM 5.    INTERESTS OF NAMED EXPERTS AND COUNSEL.

      Inapplicable.

      The financial statements, appearing in Registrant's Registration
Statement on Form S-4, filed with the Commission on March 24, 1997 (File No. 333-23859) ("Form S-4") and related Joint Proxy Statement/Prospectus, as of December 31, 1995 and 1996, and for each of the three years in the period ended December 31, 1996, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon included therein and incorporated herein by reference. Such financial statements are, and the audited financial statements to be included in subsequently filed documents will be, incorporated herein in reliance upon the reports of Ernst & Young LLP pertaining to such financial statements (to the extent covered by consents filed with the Commission) given upon the authority of such firm as experts in accounting and auditing.


ITEM 6.    INDEMNIFICATION OF DIRECTORS AND OFFICERS.

      As permitted by Section 145 of the Delaware General Corporation Law, the Registrant's Certificate of Incorporation includes a provision that eliminates the personal liability of its directors for monetary damages for breach or alleged breach of their duty of care. In addition, as permitted by Section 145 of the Delaware General Corporation Law, the Bylaws of Registrant provide that:
(i) the Registrant is required to indemnify its directors and officers and employees, and persons serving in such capacities in other business enterprises (including, for example, subsidiaries of the Registrant) at the Registrant's request, to the fullest extent permitted by Delaware law, including those circumstances in which indemnification would otherwise be discretionary; (ii) the Registrant is required to advance expenses, as incurred, to such directors, officers and employees in connection with defending a proceeding (except that it is not required to advance expenses to a person against whom the Registrant brings a claim for breach of the duty of loyalty, failure to act in good faith, intentional misconduct, knowing violation of law or deriving an improper personal benefit); (iii) the rights conferred in the Bylaws are not exclusive and the Registrant is authorized to enter into indemnification agreements with its directors, officers and employees; (iv) the Registrant is required to maintain director and officer liability insurance to the extent reasonably available; and (v) the Registrant may not retroactively amend the Bylaw provisions in a way that is adverse to such directors, officers and employees.

      The Registrant intends to enter into indemnity agreements with each of its executive officers and directors that provide the maximum indemnity allowed to officers and directors by Section 145 of the Delaware General Corporation Law and the Bylaws, as well as certain additional procedural protections. In addition, the indemnity agreements will provide that officers and directors will be indemnified to the fullest possible extent not prohibited by law against all expenses (including attorney's fees) and settlement amounts paid or incurred by them in any action or proceeding, including any derivative action by or in the right of the Registrant, on account of their services as directors or officers of the Registrant or as directors or officers of any other company or enterprise when they are serving in such capacities at the request of the Registrant. No indemnity will be provided, however, to any director or officer on account of conduct that is adjudicated to be knowingly fraudulent, deliberately dishonest or willful misconduct. The indemnity agreements will also provide that no indemnification will be available if a final court adjudication determines that such indemnification is not lawful, or in respect of any accounting of profits made from the purchase or sale of securities of the Registrant in violation of
Section 16(b) of the Exchange Act.

      The indemnification provision in the Bylaws, and the indemnity agreements to be entered into between the Registrant and its officers and directors, may be sufficiently broad to permit indemnification of the Registrant's officers and directors for liability arising under the Securities Act.

      The Registrant also intends to obtain director and officer liability insurance.

ITEM 8.    EXHIBITS.
-------    ---------

            4.01      Registrant's  Certificate  of  Incorporation
                      (incorporated herein by reference to Exhibit 3.01 of the Form S-4).

            4.02 Registrant's Bylaws (incorporated herein by reference to Exhibit 3.02 of the Form S-4).

            4.03      Form of Registration Rights Agreement entered into between
                      Registrant and a certain stockholder of Registrant
                      (incorporated herein by reference to Exhibit 4.02 of the Form S-4).

            4.04 Form of VERITAS Affiliate Agreement dated January 13, 1997 entered into between Registrant, VERITAS Software
                      Corporation, a California corporation ("VERITAS
                      California"), OpenVision Technologies, Inc. ("OpenVision") and certain shareholders of VERITAS California
                      (incorporated herein by reference to Exhibit 4.04 of the Form S-4).

            4.05      Form of OpenVision Affiliate Agreement dated January 13,
                      1997 entered into between Registrant, VERITAS California,
                      OpenVision and certain stockholders of OpenVision
                      (incorporated herein by reference to Exhibit 4.05 of the Form S-4).

            4.06 Form of Nomination Agreement entered into between Registrant and a certain stockholder of Registrant
                      (incorporated herein by reference to Exhibit 4.06 of the Form S-4).

            4.07 VERITAS California's 1985 Stock Option Plan, as amended, and related documents (incorporated herein by reference to Exhibit 10.01 of VERITAS California's Registration
                      Statement on Form S-1 (File No. 33-70726) filed with the
                      Commission on October 22, 1993 (the "VERITAS Form S-1")).

            4.08 VERITAS California's 1991 Executive Stock Option Plan, as amended, and related documents (incorporated herein by reference to Exhibit 10.02 of the VERITAS Form S-1).

            4.09 VERITAS California's 1993 Equity Incentive Plan, as amended and related documents (incorporated herein by reference to Exhibit 10.03 of the Form S-4).

            4.10 VERITAS California's 1993 Directors Stock Option Plan, as amended and related documents (incorporated herein by reference to Exhibit 10.04 of the Form S-4).

            4.11 VERITAS California's 1993 Employee Stock Purchase Plan, as amended (incorporated herein by reference to Exhibit 10.05 of the Form S-4).

            4.12 OpenVision's 1992 Stock Option Plan, as amended, and related documents (incorporated herein by reference to Exhibit 10.02 of OpenVision's Registration Statement on
                      Form S-1 (File No. 333-1724) declared effective on May 7,
                      1996 (the "OpenVision Form S-1")).

            4.13 OpenVision's 1996 Director Option Plan, and related documents (incorporated herein by reference to Exhibit
                      10.04 of the OpenVision Form S-1).

            4.14      OpenVision's 1996 Employee Stock Purchase Plan, as amended
                      (incorporated herein by reference to Exhibit 10.19 of the Form S-4).

            5.01      Opinion of Fenwick & West LLP.

           23.01      Consent of Fenwick & West LLP (included in Exhibit 5.01).

           23.02      Consent of Ernst & Young LLP, independent auditors.


           24.01      Power of Attorney (see page 9).


ITEM 9.    UNDERTAKINGS.

        The undersigned Registrant hereby undertakes:

             (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

             (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

             (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement; and

             (iii) To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

        provided, however, that paragraphs (1)(i) and (1)(ii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement.

             (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

             (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

        The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions discussed in Item 6 hereof, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered hereby, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.










































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                                       7

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Mountain View, State of California, on the 25th day of April, 1997.



                                  VERITAS Software Corporation




                                  By:   /s/ Mark Leslie
                                        ---------------------------------
                                        Mark Leslie
                                        President and Chief Executive Officer

                                POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS that each individual and corporation whose signature appears below constitutes and appoints Mark Leslie and Kenneth Lonchar, and each of them, his or its true and lawful attorneys-in-fact and agents with full power of substitution, for him or it and in his or its name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement on Form S-8, and to file the same with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or it might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


          Signature                           Title                           Date
          ---------                           -----                           ----

PRINCIPAL EXECUTIVE OFFICER
AND DIRECTOR:

/s/ Mark Leslie
---------------------------------
Mark Leslie                             President, Chief Executive          April 25, 1997
                                        Officer, and Co-Chairman
                                        of the Board

PRINCIPAL FINANCIAL AND
ACCOUNTING OFFICER:

/s/ Kenneth Lonchar
---------------------------------
    Kenneth Lonchar                     Chief Financial Officer and         April 25, 1997
                                        Vice President, Finance

ADDITIONAL DIRECTORS:




/s/ Geoffrey Squire
---------------------------------
    Geoffrey Squire                     Co-Chairman of the Board            April 25, 1997



/s/ Fred van den Bosch
---------------------------------
Fred van den Bosch                      Director                            April 25, 1997

/s/ Steven Brooks
---------------------------------
    Steven Brooks                       Director                            April 25, 1997



/s/ William Janeway
---------------------------------
    William Janeway                     Director                            April 25, 1997



---------------------------------
Roel Pieper                             Director                            April 25, 1997



/s/ Joseph Rizzi
---------------------------------
    Joseph Rizzi                        Director                            April 25, 1997


                                  EXHIBIT INDEX


        Exhibit No.                         Description                                  Page
        -----------                         -----------                                  ----

          4.01 Registrant's Certificate of Incorporation (incorporated herein by reference to Exhibit 3.01 of the Form S-4).

          4.02 Registrant's Bylaws (incorporated herein by reference to Exhibit 3.02 of the Form S-4).

          4.03        Form of Registration Rights Agreement entered into between
                      Registrant and a certain stockholder of Registrant
                      (incorporated herein by reference to Exhibit 4.02 of the Form S-4).

          4.04 Form of VERITAS Affiliate Agreement dated January 13, 1997 entered into between Registrant, VERITAS Software
                      Corporation, a California corporation ("VERITAS
                      California"), OpenVision Technologies, Inc. ("OpenVision") and certain shareholders of VERITAS California
                      (incorporated herein by reference to Exhibit 4.04 of the Form S-4).

          4.05        Form of OpenVision Affiliate Agreement dated January 13,
                      1997 entered into between Registrant, VERITAS California,
                      OpenVision and certain stockholders of OpenVision
                      (incorporated herein by reference to Exhibit 4.05 of the Form S-4).

          4.06 Form of Nomination Agreement entered into between Registrant and a certain stockholder of Registrant
                      (incorporated herein by reference to Exhibit 4.06 of the Form S-4).

          4.07 VERITAS California's 1985 Stock Option Plan, as amended, and related documents (incorporated herein by reference to Exhibit 10.01 of VERITAS California's Registration
                      Statement on Form S-1 (File No. 33-70726) filed with the
                      Commission on October 22, 1993 (the "VERITAS Form S-1")).

          4.08 VERITAS California's 1991 Executive Stock Option Plan, as amended, and related documents (incorporated herein by reference to Exhibit 10.02 of the VERITAS Form S-1).

          4.09 VERITAS California's 1993 Equity Incentive Plan, as amended and related documents (incorporated herein by reference to Exhibit 10.03 of the Form S-4).

          4.10 VERITAS California's 1993 Directors Stock Option Plan, as amended and related documents (incorporated herein by reference to Exhibit 10.04 of the Form S-4).

          4.11 VERITAS California's 1993 Employee Stock Purchase Plan, as amended (incorporated herein by reference to Exhibit 10.05 of the Form S-4).

          4.12 OpenVision's 1992 Stock Option Plan, as amended, and related documents (incorporated herein by reference to Exhibit 10.02 of OpenVision's Registration Statement on
                      Form S-1 (File No. 333-1724) declared effective on May 7,
                      1996 (the "OpenVision Form S-1")).

          4.13 OpenVision's 1996 Director Option Plan, and related documents (incorporated herein by reference to Exhibit
                      10.04 of the OpenVision Form S-1).

          4.14        OpenVision's 1996 Employee Stock Purchase Plan, as amended
                      (incorporated herein by reference to Exhibit 10.19 of the Form S-4).

          5.01        Opinion of Fenwick & West LLP.

         23.01        Consent of Fenwick & West LLP (included in Exhibit 5.01).

         23.02        Consent of Ernst & Young LLP, independent auditors.


         24.01        Power of Attorney (see page 9).